Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT TO

RECEIVABLES LOAN, SECURITY AND SERVICING AGREEMENT

THIS FIRST AMENDMENT TO RECEIVABLES LOAN, SECURITY AND SERVICING AGREEMENT dated as of August 7, 2014 (this “Amendment”) is entered into among FLOWERS FINANCE II, LLC, a Delaware limited liability company (the “Borrower”), FLOWERS FOODS, INC., a Georgia corporation (the “Servicer”), NIEUW AMSTERDAM RECEIVABLES CORPORATION, a Delaware corporation, COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as facility agent for the Nieuw Amsterdam Lender Group and as a Committed Lender, and COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as administrative agent (the “Administrative Agent”) for each of the Lenders (as defined below).

RECITALS

WHEREAS, the parties refer to that certain Receivables Loan, Security and Servicing Agreement dated as of July 17, 2013 (the “Existing Loan Agreement” and, as amended by this Amendment and as otherwise amended, supplemented or modified from time to time, the “Loan Agreement”) among the parties to this Amendment. Unless otherwise provided elsewhere herein, capitalized terms used herein shall have the respective meanings assigned thereto in the Loan Agreement; and

WHEREAS, the parties to this Amendment have agreed to amend the Existing Loan Agreement on the terms and conditions set forth in this Amendment;

NOW, THEREFORE, the parties to this Amendment hereby agree as follows:

SECTION 1. Amendments to Existing Loan Agreement. Effective as of the Effective Date (as defined below), subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Existing Loan Agreement is hereby amended as follows:

(a) The first sentence of Section 2.10(a) of the Existing Loan Agreement is hereby amended and restated as follows:

All payments made by any Company Party hereunder or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 2.10(b) or Section 10.16(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future Taxes now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding U.S. taxes imposed pursuant to FATCA and, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of a Lender pursuant to the Laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Lender is located or any subdivision thereof or therein) (all such non-excluded Taxes being referred to collectively as “Withholding Taxes”).

(b) Section 2.10(b) is hereby amended by (i) deleting the parenthetical appearing in the second sentence thereof and (ii) replacing the phrase “lapse in” with the phrase “passage of” where it appears in the third sentence thereof.

(c) Section 2.10(c) is hereby amended by replacing the phrase “such Lender shall pay to the Borrower an amount that the Lender shall, in its sole discretion, determine is equal to the net benefit, after tax, which was obtained by the Lender in such year as a consequence of such Tax Benefit” with the phrase “such Lender shall pay to the Borrower an amount that the Lender shall, in its reasonable discretion, determine is equal to the net benefit, after tax, which was obtained by the Lender in such year as a consequence of such Tax Benefit” where it appears in the first sentence thereof.

(d) Section 2.11 of the Existing Loan Agreement is hereby amended by replacing the “a” with an “an” where it appears at the beginning of clause (i) thereof.

(e) The definition of “Commitment” in Annex I to the Existing Loan Agreement is hereby amended and restated as follows:

“Commitment” means, as of any date of determination during the Revolving Period, (a) with respect to Rabobank, in its capacity as a Committed Lender, $200,000,000, and (b) with respect to any Person who becomes a Committed Lender pursuant to an Assignment and Assumption Agreement, the commitment of such Person to fund any Advance to the Borrower in an amount not to exceed the amount set forth in such Assignment and Assumption Agreement, in either case as such amount may be increased or reduced from time to time pursuant to Assignment and Assumption Agreements. After the Revolving Period, for each Committed Lender, the Commitment shall at all times mean the Outstanding Borrowings then funded by such Committed Lender (as such amount may be increased or reduced from time to time pursuant to Assignment and Assumption Agreements) and shall automatically reduce concurrently with each reduction in such Outstanding Borrowings.

(f) The table set forth in the definition of “Concentration Limit” in Annex I to the Existing Loan Agreement is hereby amended and restated as follows:

Category	S&P Short Term Rating	S&P Long Term Rating	Moody’s Short Term Rating	Moody’s Long Term Rating	Concentration Limit
I	A-1+/ A-1	AAA to A	P-1	Aaa to A2	15.0%
II	A-2	A- to BBB+	P-2	A3 to Baa1	7.5%
III	A-3	BBB to BBB-	P-3	Baa2 to Baa3	5.0%

Category	S&P Short Term Rating	S&P Long Term Rating	Moody’ s Short Term Rating	Moody’s Long Term Rating	Concentration Limit
IV	Below A-3 or Not Rated by S&P	Below BBB- or Not Rated by S&P	Below P-3 or Not Rated by Moody’s	Below Baa3 or Not Rated by Moody’s	3.75% for the two largest Obligors* in this category and 2.5% for all other Obligors in this category

*	Obligors with the two highest Outstanding Balances of Eligible Receivables as of the last day of most recently ended Fiscal Period (for such purpose, each Obligor and its Affiliated Obligors, if any, being treated as a single Obligor)

(g) The following definitions appearing in Annex I to the Existing Loan Agreement are hereby amended and restated as follows:

“Facility Termination Date” means the earlier to occur of July 17, 2016 and the Early Termination Date.

“FATCA” means Sections 1471 through 1474 of the Code, as enacted on the Closing Date (and any amended or successor version thereof), and any current or future regulations promulgated thereunder or published administrative guidance implementing such Sections and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

(h) In order to add a Special Concentration Limit for Publix Supermarkets Inc., Schedule I to the Existing Loan Agreement is hereby amended and restated as attached hereto.

SECTION 2. Conditions Precedent. The amendments set forth in Section 1 above shall become effective as of the date hereof (the “Effective Date”) upon the receipt by the Administrative Agent of:

(a) counterpart signature pages to this Amendment executed by each of the parties to this Amendment;

(b) an executed copy of Amendment No. 1 to Receivables Sale and Distribution Agreement and Joinder dated as of the date hereof among the parties thereto (the “Sale Agreement Amendment”);

(c) all other agreements, documents and instruments contemplated by this Amendment, the Sale Agreement Amendment and described in the list of documents attached hereto as Exhibit A; and

(d) the upfront fee as set forth in the Upfront Fee Letter dated as of the date hereof among the Borrower, the Servicer and the Administrative Agent.

SECTION 3. Representations and Warranties of the Borrower. Each of the Borrower and the Servicer hereby represents and warrants to each Lender, each Facility Agent and the Administrative Agent that, on and as of the date hereof:

(a) This Amendment has been duly executed and delivered by it, and this Amendment and the Existing Loan Agreement as amended hereby constitute, the legal, valid and binding obligations of it enforceable against it in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law); and

(b) the representations and warranties of it contained in the Loan Agreement or in the other Transaction Documents to which it is a party are true and correct in all material respects as of the date hereof, with the same effect as though made on such date (after giving effect to this Amendment), except to the extent such representation or warranty expressly relates only to a prior date.

SECTION 4. Miscellaneous.

(a) This Amendment may be amended, modified, terminated or waived only as provided in Section 10.05 of the Loan Agreement.

(b) Except as expressly modified as contemplated hereby, the Loan Agreement is hereby confirmed to be in full force and effect in accordance with its terms and is hereby ratified and confirmed. This Amendment is intended by the parties to constitute an amendment and modification to, and otherwise to constitute a continuation of, the Loan Agreement, and is not intended by any party and shall not be construed to constitute a novation thereof or of any obligation of any party thereunder. This Amendment shall constitute a Transaction Document.

(c) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns under the Loan Agreement.

(d) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page to this Amendment by facsimile transmission or other electronic image scan transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

(e) The provisions of this Amendment are intended to be severable. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

(f) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Amendment, and each party hereto hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. The parties hereto hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(g) EACH OF THE BORROWER, THE SERVICER, THE ADMINISTRATIVE AGENT, THE FACILITY AGENTS AND THE LENDERS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR THE ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as Administrative Agent, Committed Lender and Nieuw Amsterdam Facility Agent

By:	/s/ Raymond Dizon
Name: Raymond Dizon
Title: Executive Director

By:	/s/ Stephen G. Adams
Name: Stephen G. Adams
Title: Managing Director

[Signature Page to First Amendment to Receivables Loan, Security and Servicing Agreement]

NIEUW AMSTERDAM RECEIVABLES CORPORATION

By:	/s/ Damian Perez
Name: Damian Perez
Title: Vice President

[Signature Page to First Amendment to Receivables Loan, Security and Servicing Agreement]

FLOWERS FOODS, INC., as Servicer

By:	/s/ Stephen R. Avera
Name: Stephen R. Avera
Title: Vice President and General Counsel

[Signature Page to First Amendment to Receivables Loan, Security and Servicing Agreement]

FLOWERS FINANCE II, LLC,
as Borrower

By:	/s/ Ryals McMullian
Name: Ryals McMullian
Title: Secretary

[Signature Page to First Amendment to Receivables Loan, Security and Servicing Agreement]